10.5

MEMORANDUM OF UNDERSTANDING

WHEREAS, Omnicity, Inc. (hereinafter "Omnicity") is indebted to Wabash County REMC (hereinafter "REMC") pursuant to the following notes:

NOTE	DATE	AMOUNT OWED AS OF SEPTEMBER 24, 2009
9009	12-22-04	$326,094.58
9010	05-01-05	151,397.85
9011	11-01-05	66,415.62
9012	09-18-06	24,960.60
9014	06-19-07	34,812.22
122008	12-24-08	31,470.33
TOTAL		**$635,151.20**

WHEREAS, Omnicity has defaulted on each of the aforementioned notes, and;

WHEREAS, pursuant to said notes, Omnicity is responsible for REMC's attorney fees, and;

WHEREAS, Omnicity wishes to induce REMC to forbear collection proceedings against Omnicity.

NOW, THEREFORE, it is understood and agreed as follows:

1. Omnicity shall deliver to REMC, so as to be received by REMC not later than the dates shown below, funds to be applied as follows:

NOTE	DATE RECEIVED BY REMC	AMOUNT
9009	12-31-09	$14,205.21
9010	12-31-09	6,570.71
9011		
9012	10-10-09	10,580.58
9014	10-10-09	7,001.70
122008	10-10-09	4,023.09
TOTAL		**$42,381.29**

2. After receipt of the payments described at paragraph 1 above, Omnicity will owe REMC principal and accrued interest as follows:

NOTE	DATE	AMOUNT OWED AS OF DECEMBER 31, 2009
9009	12-31-09	$316,906.07
9010	12-31-09	147,214.43
9011	12-31-09	67,414.81
9012	12-31-09	14,730.39
9014	12-31-09	28,418.81
122008	12-31-09	27,949.81
TOTAL		**$602,634.32**

3. Omnicity shall, without fail, timely pay to REMC all payments shown on the amortization schedules attached, and identified by account numbers 9009-A, 9010-A, 9011-A, 9012-A, 9014-A, and 122008-A. All such payments shall be delivered by Omnicity so as to be received by REMC on or before the due date.

4. If any installment due from Omnicity is past due, Omnicity shall pay to REMC an additional late charge of five percent (5%) of the amount of the payment. In addition, the interest rate for such note shall become twelve percent (12%) until paid.

5. REMC shall have, but shall not be limited to, the following rights, each of which may be exercised at any time: (1) to pledge or transfer any note and the collateral, and any pledgee or transferee shall have all the rights of REMC and REMC shall be thereafter relieved from any liability with respect to any collateral so pledged or transferred; (2) to transfer the whole or any part of collateral into the name of itself or its nominee; (3) to vote collateral, if there are voting rights attached to the ownership of such collateral; (4) to notify the obligors on any collateral to make payment to REMC of any amounts due thereon; and (5) to take control of any proceeds of the collateral.

6. On the happening of any of the following events, each of which will constitute a default by Omnicity, all liabilities of Omnicity to REMC shall become immediately due and payable at the option of REMC: (1) failure of Omnicity or any other party to perform any agreement or to pay any obligation when due; (2) filing of any petition in bankruptcy by or against Omnicity or any other party; (3) application for appointment of a receiver for, making of a general assignment for the benefit of creditors by, or insolvency of Omnicity or any other party; or (4) determination by REMC that a material adverse change has occurred in the financial condition of Omnicity or any party. On occurrence of any such event or at any time thereafter, REMC shall have all remedies provided by law and equity. Any notice of sale or other intended disposition of collateral by REMC sent to Omnicity at its last known address, or such other address of Omnicity as may be shown on REMC's records, at least ten (10) days prior to such action shall constitute reasonable notice to Omnicity. Should any part of the collateral

be offered for sale in satisfaction of Omnicity's obligations under this note and should REMC become the purchaser, Omnicity waives and releases all rights of redemption in and to such collateral. REMC may waive any default before or after the default has been declared without impairing its right to declare a subsequent default under this note, this right being a continuing one.

7. Omnicity and all parties waive protest of any note described herein. If any note described herein is not paid when due, Omnicity and all other parties agree to pay all costs and expenses of collection, including reasonable attorney fees. REMC shall in no event be liable to any party for failure to collect this note, in whole or in part.

8. This agreement shall be governed by and construed in accordance with the laws of the State of Indiana.

9. In all other respects, not inconsistent with the terms of this agreement, the parties affirm the terms and conditions of the original promissory notes given by Omnicity to REMC as mentioned in the first paragraph of this agreement.

10. Omnicity shall reimburse to REMC all of REMC's attorney fees in connection with this matter by depositing such payment into the regular United States mail within ten days after the date that REMC mails notice of such fees to Omnicity.

WABASH COUNTY REMC, INC.	**OMNICITY, INC.**
[signature]	Gregory Jarman, CEO
Dated: 10-27-09	Dated: 10-7-09

CREDITOR:	REMC
DEBTOR:	OMNICITY
ACCOUNT NUMBER:	9012-A

NO.	DATE	DAYS	INTEREST	CHARGES	CREDITS	ACCRUED INT	PRINCIPAL
1	12/31/09	0	$0.00	$14,730.39	$0.00	$0.00	$14,730.39
	12/31/09		INTEREST RATE CHANGE:		0.0000%	TO 7.3000%	
2	01/31/10	31	$91.33	$0.00	$944.78	$0.00	$13,876.94
3	04/30/10	89	$247.01	$0.00	$944.78	$0.00	$13,179.17
4	07/31/10	92	$242.50	$0.00	$944.78	$0.00	$12,476.89
5	10/31/10	92	$229.57	$0.00	$944.78	$0.00	$11,761.68
6	01/31/11	92	$216.41	$0.00	$944.78	$0.00	$11,033.31
7	04/30/11	89	$196.39	$0.00	$944.78	$0.00	$10,284.92
8	07/31/11	92	$189.24	$0.00	$944.78	$0.00	$9,529.38
9	10/31/11	92	$175.34	$0.00	$944.78	$0.00	$8,759.94
10	01/31/12	92	$161.03	$0.00	$944.78	$0.00	$7,976.19
11	04/30/12	90	$143.18	$0.00	$944.78	$0.00	$7,174.59
12	07/31/12	92	$131.65	$0.00	$944.78	$0.00	$6,361.46
13	10/31/12	92	$116.73	$0.00	$944.78	$0.00	$5,533.41
14	01/31/13	92	$101.63	$0.00	$944.78	$0.00	$4,690.26
15	04/30/13	89	$83.49	$0.00	$944.78	$0.00	$3,828.97
16	07/31/13	92	$70.45	$0.00	$944.78	$0.00	$2,954.64
17	10/31/13	92	$54.37	$0.00	$944.78	$0.00	$2,064.23
18	01/31/14	92	$37.98	$0.00	$944.78	$0.00	$1,157.43
19	04/30/14	89	$20.60	$0.00	$944.78	$0.00	$233.25
20	07/31/14	92	$4.29	$0.00	$237.54	$0.00	-$0.00
From 07/31/14 interest accrual rate is					-$0.00 per day.		
	TOTALS:		$2,513.19	$14,730.39	$17,243.58		-$0.00

Prepared on 09/25/09 by: THRUSH LAW OFFICE

CREDITOR:	REMC
DEBTOR:	OMNICITY
ACCOUNT NUMBER:	9014-A

NO.	DATE	DAYS	INTEREST	CHARGES	CREDITS	ACCRUED INT	PRINCIPAL
1	12/31/09	0	$0.00	$28,418.81	$0.00	$0.00	$28,418.81
	12/31/09		INTEREST RATE CHANGE:		0.0000%	TO 7.4500%	
2	01/31/10	31	$179.82	$0.00	$834.55	$0.00	$27,764.08
3	04/30/10	89	$504.36	$0.00	$834.55	$0.00	$27,433.89
4	07/31/10	92	$515.16	$0.00	$834.55	$0.00	$27,114.50
5	10/31/10	92	$509.16	$0.00	$834.55	$0.00	$26,789.11
6	01/31/11	92	$503.05	$0.00	$834.55	$0.00	$26,457.61
7	04/30/11	89	$480.62	$0.00	$834.55	$0.00	$26,103.68
8	07/31/11	92	$490.18	$0.00	$834.55	$0.00	$25,759.31
9	10/31/11	92	$483.71	$0.00	$834.55	$0.00	$25,408.47
10	01/31/12	92	$476.68	$0.00	$834.55	$0.00	$25,050.60
11	04/30/12	90	$458.92	$0.00	$834.55	$0.00	$24,674.97
12	07/31/12	92	$462.08	$0.00	$834.55	$0.00	$24,302.50
13	10/31/12	92	$455.11	$0.00	$834.55	$0.00	$23,923.06
14	01/31/13	92	$448.42	$0.00	$834.55	$0.00	$23,536.93
15	04/30/13	89	$427.57	$0.00	$834.55	$0.00	$23,129.95
16	07/31/13	92	$434.34	$0.00	$834.55	$0.00	$22,729.74
17	10/31/13	92	$426.82	$0.00	$834.55	$0.00	$22,322.01
18	01/31/14	92	$419.16	$0.00	$834.55	$0.00	$21,906.62
19	04/30/14	89	$397.95	$0.00	$834.55	$0.00	$21,470.02
20	07/31/14	92	$403.17	$0.00	$834.55	$0.00	$21,038.64
21	10/31/14	92	$395.07	$0.00	$834.55	$0.00	$20,599.16
22	01/31/15	92	$386.81	$0.00	$834.55	$0.00	$20,151.42
23	04/30/15	89	$366.07	$0.00	$834.55	$0.00	$19,682.94
24	07/31/15	92	$369.61	$0.00	$834.55	$0.00	$19,218.00
25	10/31/15	92	$360.88	$0.00	$834.55	$0.00	$18,744.33
26	01/31/16	92	$351.66	$0.00	$834.55	$0.00	$18,261.44
27	04/30/16	90	$334.54	$0.00	$834.55	$0.00	$17,761.43
28	07/31/16	92	$332.61	$0.00	$834.55	$0.00	$17,259.49
29	10/31/16	92	$323.21	$0.00	$834.55	$0.00	$16,748.15
30	01/31/17	92	$313.93	$0.00	$834.55	$0.00	$16,227.53
31	04/30/17	89	$294.79	$0.00	$834.55	$0.00	$15,687.77
32	07/31/17	92	$294.59	$0.00	$834.55	$0.00	$15,147.81
	SUBTOTALS:		$12,305.46	$28,418.81	$25,036.50		$15,147.81

Prepared on 09/25/09 by: THRUSH LAW OFFICE

CREDITOR: REMC
DEBTOR: OMNICITY
ACCOUNT NUMBER: 9014-A

NO.	DATE	DAYS	INTEREST	CHARGES	CREDITS	ACCRUED INT	PRINCIPAL
33	10/31/17	92	$284.45	$0.00	$834.55	$0.00	$14,597.71
34	01/31/18	92	$274.12	$0.00	$834.55	$0.00	$14,037.28
35	04/30/18	89	$255.00	$0.00	$834.55	$0.00	$13,457.73
36	07/31/18	92	$252.71	$0.00	$834.55	$0.00	$12,875.89
37	10/31/18	92	$241.78	$0.00	$834.55	$0.00	$12,283.12
38	01/31/19	92	$230.65	$0.00	$834.55	$0.00	$11,679.22
39	04/30/19	89	$212.16	$0.00	$834.55	$0.00	$11,056.83
40	07/31/19	92	$207.63	$0.00	$834.55	$0.00	$10,429.91
41	10/31/19	92	$195.85	$0.00	$834.55	$0.00	$9,791.21
42	01/31/20	92	$183.69	$0.00	$834.55	$0.00	$9,140.35
43	04/30/20	90	$167.45	$0.00	$834.55	$0.00	$8,473.25
44	07/31/20	92	$158.68	$0.00	$834.55	$0.00	$7,797.38
45	10/31/20	92	$146.02	$0.00	$834.55	$0.00	$7,108.85
46	01/31/21	92	$133.25	$0.00	$834.55	$0.00	$6,407.55
47	04/30/21	89	$116.40	$0.00	$834.55	$0.00	$5,689.40
48	07/31/21	92	$106.84	$0.00	$834.55	$0.00	$4,961.69
49	10/31/21	92	$93.17	$0.00	$834.55	$0.00	$4,220.31
50	01/31/22	92	$79.25	$0.00	$834.55	$0.00	$3,465.01
51	04/30/22	89	$62.94	$0.00	$834.55	$0.00	$2,693.40
52	07/31/22	92	$50.58	$0.00	$834.55	$0.00	$1,909.43
53	10/31/22	92	$35.86	$0.00	$834.55	$0.00	$1,110.74
54	01/31/23	92	$20.86	$0.00	$834.55	$0.00	$297.05
55	04/30/23	89	$5.40	$0.00	$302.45	$0.00	$0.00

From 04/30/23 interest accrual rate is $0.00 per day.

		INTEREST	CHARGES	CREDITS	PRINCIPAL
SUBTOTALS:		$3,809.33	$0.00	$19,497.10	$0.00
TOTALS:		$16,114.79	$28,418.81	$44,533.60	$0.00

Prepared on 09/25/09 by: THRUSH LAW OFFICE

CREDITOR:	REMC
DEBTOR:	OMNICITY
ACCOUNT NUMBER:	122008-A

NO.	DATE	DAYS	INTEREST	CHARGES	CREDITS	ACCRUED INT	PRINCIPAL
1	12/31/09	0	$0.00	$27,949.81	$0.00	$0.00	$27,949.81
	12/31/09		INTEREST RATE CHANGE:		0.0000%	TO 6.7000%	
2	01/31/10	31	$159.05	$0.00	$448.39	$0.00	$27,660.47
3	02/28/10	28	$142.17	$0.00	$448.39	$0.00	$27,354.25
4	03/31/10	31	$155.66	$0.00	$448.39	$0.00	$27,061.52
5	04/30/10	30	$149.02	$0.00	$448.39	$0.00	$26,762.15
6	05/31/10	31	$152.29	$0.00	$448.39	$0.00	$26,466.05
7	06/30/10	30	$145.74	$0.00	$448.39	$0.00	$26,163.40
8	07/31/10	31	$148.88	$0.00	$448.39	$0.00	$25,863.89
9	08/31/10	31	$147.18	$0.00	$448.39	$0.00	$25,562.68
10	09/30/10	30	$140.77	$0.00	$448.39	$0.00	$25,255.06
11	10/31/10	31	$143.71	$0.00	$448.39	$0.00	$24,950.38
12	11/30/10	30	$137.40	$0.00	$448.39	$0.00	$24,639.39
13	12/31/10	31	$140.21	$0.00	$448.39	$0.00	$24,331.21
14	01/31/11	31	$138.45	$0.00	$448.39	$0.00	$24,021.27
15	02/28/11	28	$123.46	$0.00	$448.39	$0.00	$23,696.34
16	03/31/11	31	$134.84	$0.00	$448.39	$0.00	$23,382.79
17	04/30/11	30	$128.77	$0.00	$448.39	$0.00	$23,063.17
18	05/31/11	31	$131.24	$0.00	$448.39	$0.00	$22,746.02
19	06/30/11	30	$125.26	$0.00	$448.39	$0.00	$22,422.89
20	07/31/11	31	$127.60	$0.00	$448.39	$0.00	$22,102.10
21	08/31/11	31	$125.77	$0.00	$448.39	$0.00	$21,779.48
22	09/30/11	30	$119.94	$0.00	$448.39	$0.00	$21,451.03
23	10/31/11	31	$122.07	$0.00	$448.39	$0.00	$21,124.71
24	11/30/11	30	$116.33	$0.00	$448.39	$0.00	$20,792.65
25	12/31/11	31	$118.32	$0.00	$448.39	$0.00	$20,462.58
26	01/31/12	31	$116.12	$0.00	$448.39	$0.00	$20,130.31
27	02/29/12	29	$106.87	$0.00	$448.39	$0.00	$19,788.79
28	03/31/12	31	$112.30	$0.00	$448.39	$0.00	$19,452.70
29	04/30/12	30	$106.83	$0.00	$448.39	$0.00	$19,111.14
30	05/31/12	31	$108.45	$0.00	$448.39	$0.00	$18,771.20
31	06/30/12	30	$103.09	$0.00	$448.39	$0.00	$18,425.90
32	07/31/12	31	$104.56	$0.00	$448.39	$0.00	$18,082.07
33	08/31/12	31	$102.61	$0.00	$448.39	$0.00	$17,736.29
34	09/30/12	30	$97.40	$0.00	$448.39	$0.00	$17,385.30
35	10/31/12	31	$98.66	$0.00	$448.39	$0.00	$17,035.57
36	11/30/12	30	$93.56	$0.00	$448.39	$0.00	$16,680.74
37	12/31/12	31	$94.66	$0.00	$448.39	$0.00	$16,327.01
	SUBTOTALS:		$4,424.58	$27,949.81	$15,693.65		$16,327.01

Prepared on 09/25/09 by: THRUSH LAW OFFICE

CREDITOR: REMC
DEBTOR: OMNICITY
ACCOUNT NUMBER: 122008-A

NO.	DATE	DAYS	INTEREST	CHARGES	CREDITS	ACCRUED INT	PRINCIPAL
38	01/31/13	31	$92.91	$0.00	$448.39	$0.00	$15,971.53
39	02/28/13	28	$82.09	$0.00	$448.39	$0.00	$15,605.23
40	03/31/13	31	$88.80	$0.00	$448.39	$0.00	$15,245.64
41	04/30/13	30	$83.96	$0.00	$448.39	$0.00	$14,881.21
42	05/31/13	31	$84.68	$0.00	$448.39	$0.00	$14,517.50
43	06/30/13	30	$79.95	$0.00	$448.39	$0.00	$14,149.06
44	07/31/13	31	$80.51	$0.00	$448.39	$0.00	$13,781.18
45	08/31/13	31	$78.42	$0.00	$448.39	$0.00	$13,411.21
46	09/30/13	30	$73.85	$0.00	$448.39	$0.00	$13,036.67
47	10/31/13	31	$74.18	$0.00	$448.39	$0.00	$12,662.46
48	11/30/13	30	$69.73	$0.00	$448.39	$0.00	$12,283.80
49	12/31/13	31	$69.90	$0.00	$448.39	$0.00	$11,905.31
50	01/31/14	31	$67.75	$0.00	$448.39	$0.00	$11,524.67
51	02/28/14	28	$59.23	$0.00	$448.39	$0.00	$11,135.51
52	03/31/14	31	$63.37	$0.00	$448.39	$0.00	$10,750.49
53	04/30/14	30	$59.20	$0.00	$448.39	$0.00	$10,361.30
54	05/31/14	31	$58.96	$0.00	$448.39	$0.00	$9,971.87
55	06/30/14	30	$54.91	$0.00	$448.39	$0.00	$9,578.39
56	07/31/14	31	$54.50	$0.00	$448.39	$0.00	$9,184.50
57	08/31/14	31	$52.26	$0.00	$448.39	$0.00	$8,788.37
58	09/30/14	30	$48.40	$0.00	$448.39	$0.00	$8,388.38
59	10/31/14	31	$47.73	$0.00	$448.39	$0.00	$7,987.72
60	11/30/14	30	$43.99	$0.00	$448.39	$0.00	$7,583.32
61	12/31/14	31	$43.15	$0.00	$448.39	$0.00	$7,178.08
62	01/31/15	31	$40.85	$0.00	$448.39	$0.00	$6,770.54
63	02/28/15	28	$34.80	$0.00	$448.39	$0.00	$6,356.95
64	03/31/15	31	$36.17	$0.00	$448.39	$0.00	$5,944.73
65	04/30/15	30	$32.74	$0.00	$448.39	$0.00	$5,529.08
66	05/31/15	31	$31.46	$0.00	$448.39	$0.00	$5,112.15
67	06/30/15	30	$28.15	$0.00	$448.39	$0.00	$4,691.91
68	07/31/15	31	$26.70	$0.00	$448.39	$0.00	$4,270.22
69	08/31/15	31	$24.30	$0.00	$448.39	$0.00	$3,846.13
70	09/30/15	30	$21.18	$0.00	$448.39	$0.00	$3,418.92
71	10/31/15	31	$19.46	$0.00	$448.39	$0.00	$2,989.99
72	11/30/15	30	$16.47	$0.00	$448.39	$0.00	$2,558.07
73	12/31/15	31	$14.56	$0.00	$2,572.63	$0.00	$0.00

From 12/31/15 interest accrual rate is $0.00 per day.

SUBTOTALS:	$2,033.93	$0.00	$18,714.67		$0.00
TOTALS:	$6,458.51	$27,949.81	$34,408.32		$0.00

Prepared on 09/25/09 by: THRUSH LAW OFFICE

CREDITOR:	REMC
DEBTOR:	OMNICITY
ACCOUNT NUMBER:	9009-A

NO.	DATE	DAYS	INTEREST	CHARGES	CREDITS	ACCRUED INT	PRINCIPAL
1	12/31/09	0	$0.00	$316,906.07	$0.00	$0.00	$316,906.07
	12/31/09		INTEREST RATE CHANGE:		0.0000%	TO 5.8000%	
2	03/01/10	60	$3,021.46	$0.00	$14,205.21	$0.00	$305,722.32
3	06/01/10	92	$4,469.41	$0.00	$14,205.21	$0.00	$295,986.52
4	09/01/10	92	$4,327.08	$0.00	$14,205.21	$0.00	$286,108.39
5	12/01/10	91	$4,137.21	$0.00	$14,205.21	$0.00	$276,040.39
6	03/01/11	90	$3,947.76	$0.00	$14,205.21	$0.00	$265,782.94
7	06/01/11	92	$3,885.53	$0.00	$14,205.21	$0.00	$255,463.26
8	09/01/11	92	$3,734.66	$0.00	$14,205.21	$0.00	$244,992.71
9	12/01/11	91	$3,542.66	$0.00	$14,205.21	$0.00	$234,330.16
10	03/01/12	91	$3,382.27	$0.00	$14,205.21	$0.00	$223,507.22
11	06/01/12	92	$3,258.56	$0.00	$14,205.21	$0.00	$212,560.57
12	09/01/12	92	$3,098.97	$0.00	$14,205.21	$0.00	$201,454.33
13	12/01/12	91	$2,905.13	$0.00	$14,205.21	$0.00	$190,154.25
14	03/01/13	90	$2,716.99	$0.00	$14,205.21	$0.00	$178,666.03
15	06/01/13	92	$2,611.95	$0.00	$14,205.21	$0.00	$167,072.77
16	09/01/13	92	$2,442.47	$0.00	$14,205.21	$0.00	$155,310.03
17	12/01/13	91	$2,245.83	$0.00	$14,205.21	$0.00	$143,350.65
18	03/01/14	90	$2,050.11	$0.00	$14,205.21	$0.00	$131,195.55
19	06/01/14	92	$1,917.97	$0.00	$14,205.21	$0.00	$118,908.31
20	09/01/14	92	$1,738.34	$0.00	$14,205.21	$0.00	$106,441.44
21	12/01/14	91	$1,539.17	$0.00	$14,205.21	$0.00	$93,775.40
22	03/01/15	90	$1,341.12	$0.00	$14,205.21	$0.00	$80,911.31
23	06/01/15	92	$1,182.86	$0.00	$14,205.21	$0.00	$67,888.96
24	09/01/15	92	$992.48	$0.00	$14,205.21	$0.00	$54,676.23
25	12/01/15	91	$790.63	$0.00	$14,205.21	$0.00	$41,261.65
26	03/01/16	91	$595.56	$0.00	$14,205.21	$0.00	$27,652.00
27	06/01/16	92	$403.15	$0.00	$14,205.21	$0.00	$13,849.94
28	09/01/16	92	$201.92	$0.00	$14,051.86	$0.00	$0.00

From 09/01/16 interest accrual rate is $0.00 per day.

	TOTALS:		$66,481.25	$316,906.07	$383,387.32		$0.00

Prepared on 09/23/09 by: THRUSH LAW OFFICE

CREDITOR: REMC
DEBTOR: OMNICITY
ACCOUNT NUMBER: 9010-A

NO.	DATE	DAYS	INTEREST	CHARGES	CREDITS	ACCRUED INT	PRINCIPAL
1	12/31/09	0	$0.00	$147,214.43	$0.00	$0.00	$147,214.43
	12/31/09		INTEREST RATE CHANGE:		0.0000%	TO 6.0000%	
2	02/01/10	32	$774.39	$0.00	$6,570.72	$0.00	$141,418.10
3	05/01/10	89	$2,068.97	$0.00	$6,570.72	$0.00	$136,916.35
4	07/01/10	61	$1,372.91	$0.00	$6,570.72	$0.00	$131,718.54
5	11/01/10	123	$2,663.24	$0.00	$6,570.72	$0.00	$127,811.06
6	02/01/11	92	$1,932.92	$0.00	$6,570.72	$0.00	$123,173.26
7	05/01/11	89	$1,802.04	$0.00	$6,570.72	$0.00	$118,404.58
8	07/01/11	61	$1,187.29	$0.00	$6,570.72	$0.00	$113,021.15
9	11/01/11	123	$2,285.19	$0.00	$6,570.72	$0.00	$108,735.62
10	02/01/12	92	$1,642.88	$0.00	$6,570.72	$0.00	$103,807.78
11	05/01/12	90	$1,531.59	$0.00	$6,570.72	$0.00	$98,768.65
12	07/01/12	61	$987.69	$0.00	$6,570.72	$0.00	$93,185.62
13	11/01/12	123	$1,878.99	$0.00	$6,570.72	$0.00	$88,493.89
14	02/01/13	92	$1,335.93	$0.00	$6,570.72	$0.00	$83,259.10
15	05/01/13	89	$1,218.09	$0.00	$6,570.72	$0.00	$77,906.47
16	07/01/13	61	$781.20	$0.00	$6,570.72	$0.00	$72,116.95
17	11/01/13	123	$1,458.15	$0.00	$6,570.72	$0.00	$67,004.38
18	02/01/14	92	$1,013.33	$0.00	$6,570.72	$0.00	$61,446.99
19	05/01/14	89	$898.98	$0.00	$6,570.72	$0.00	$55,775.25
20	07/01/14	61	$559.28	$0.00	$6,570.72	$0.00	$49,763.81
21	11/01/14	123	$1,006.18	$0.00	$6,570.72	$0.00	$44,199.27
22	02/01/15	92	$668.44	$0.00	$6,570.72	$0.00	$38,296.99
23	05/01/15	89	$560.29	$0.00	$6,570.72	$0.00	$32,286.56
24	07/01/15	61	$323.75	$0.00	$6,570.72	$0.00	$26,039.59
25	11/01/15	123	$526.50	$0.00	$6,570.72	$0.00	$19,995.37
26	02/01/16	92	$302.11	$0.00	$6,570.72	$0.00	$13,726.76
27	05/01/16	90	$202.53	$0.00	$6,570.72	$0.00	$7,358.57
28	07/01/16	61	$73.59	$0.00	$6,570.72	$0.00	$861.44
29	11/01/16	123	$17.37	$0.00	$878.81	$0.00	$0.00

From 11/01/16 interest accrual rate is $0.00 per day.

TOTALS:	$31,073.82	$147,214.43	$178,288.25	$0.00

Prepared on 09/23/09 by: THRUSH LAW OFFICE

CREDITOR:	REMC
DEBTOR:	OMNICITY
ACCOUNT NUMBER:	9011-A

NO.	DATE	DAYS	INTEREST	CHARGES	CREDITS	ACCRUED INT	PRINCIPAL
1	12/31/09	0	$0.00	$67,414.81	$0.00	$0.00	$67,414.81
	12/31/09		INTEREST RATE CHANGE:		0.0000%	TO 5.7000%	
2	02/01/10	32	$336.89	$0.00	$2,692.68	$0.00	$65,059.02
3	05/01/10	89	$904.23	$0.00	$2,692.68	$0.00	$63,270.57
4	08/01/10	92	$909.02	$0.00	$2,692.68	$0.00	$61,486.91
5	11/01/10	92	$883.39	$0.00	$2,692.68	$0.00	$59,677.62
6	02/01/11	92	$857.40	$0.00	$2,692.68	$0.00	$57,842.34
7	05/01/11	89	$803.93	$0.00	$2,692.68	$0.00	$55,953.59
8	08/01/11	92	$803.89	$0.00	$2,692.68	$0.00	$54,064.80
9	11/01/11	92	$776.76	$0.00	$2,692.68	$0.00	$52,148.88
10	02/01/12	92	$748.52	$0.00	$2,692.68	$0.00	$50,204.72
11	05/01/12	90	$703.69	$0.00	$2,692.68	$0.00	$48,215.73
12	08/01/12	92	$690.83	$0.00	$2,692.68	$0.00	$46,213.88
13	11/01/12	92	$662.15	$0.00	$2,692.68	$0.00	$44,183.35
14	02/01/13	92	$633.66	$0.00	$2,692.68	$0.00	$42,124.33
15	05/01/13	89	$585.47	$0.00	$2,692.68	$0.00	$40,017.12
16	08/01/13	92	$574.93	$0.00	$2,692.68	$0.00	$37,899.37
17	11/01/13	92	$544.50	$0.00	$2,692.68	$0.00	$35,751.19
18	02/01/14	92	$513.64	$0.00	$2,692.68	$0.00	$33,572.15
19	05/01/14	89	$466.61	$0.00	$2,692.68	$0.00	$31,346.08
20	08/01/14	92	$450.35	$0.00	$2,692.68	$0.00	$29,103.75
21	11/01/14	92	$418.14	$0.00	$2,692.68	$0.00	$26,829.21
22	02/01/15	92	$385.46	$0.00	$2,692.68	$0.00	$24,521.99
23	05/01/15	89	$340.82	$0.00	$2,692.68	$0.00	$22,170.13
24	08/01/15	92	$318.52	$0.00	$2,692.68	$0.00	$19,795.97
25	11/01/15	92	$284.41	$0.00	$2,692.68	$0.00	$17,387.70
26	02/01/16	92	$249.57	$0.00	$2,692.68	$0.00	$14,944.59
27	05/01/16	90	$209.47	$0.00	$2,692.68	$0.00	$12,461.38
28	08/01/16	92	$178.55	$0.00	$2,692.68	$0.00	$9,947.25
29	11/01/16	92	$142.52	$0.00	$2,692.68	$0.00	$7,397.09
30	02/01/17	92	$106.09	$0.00	$2,692.68	$0.00	$4,810.50
31	05/01/17	89	$66.86	$0.00	$2,692.68	$0.00	$2,184.68
32	08/01/17	92	$31.39	$0.00	$2,216.07	$0.00	$0.00

From 08/01/17 interest accrual rate is $0.00 per day.

TOTALS:	$15,581.66	$67,414.81	$82,996.47		$0.00

Prepared on 09/23/09 by: THRUSH LAW OFFICE